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                                                                  EXHIBIT 10.1.2

                         INTERNET CAPITAL GROUP, INC.
                         1999 EQUITY COMPENSATION PLAN
               (as amended and restated, effective May 1, 1999)

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     The purpose of the Internet Capital Group, Inc. 1999 Equity Compensation
Plan (as amended and restated, effective May 1, 1999) (the "Plan") is to provide
(i) designated employees of Internet Capital Group, Inc. (the "Company") and its subsidiaries, (ii) certain advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified options, share appreciation rights, restricted shares, performance shares, dividend equivalent rights and cash awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

1.      Administration
        --------------

        (a) Committee. The Plan shall be administered and interpreted by a
            ---------
committee appointed by the Board (the "Committee"). Prior to the Company's becoming a "Reporting Company" as described in Section 25(b), the Board may exercise any power or authority of the Committee under the Plan and, in such case, references to the Committee hereunder, as they relate to Plan administration, shall be deemed to include the Board as a whole. After the Company becomes a Reporting Company, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and shall be "non-employee directors" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b) Committee Authority. The Committee shall have the sole authority to
            -------------------
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) make all determinations with respect to any other matters arising under the Plan.

        (c) Committee Determinations. The Committee shall have full power and
            ------------------------
authority to administer and interpret the Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan. Determinations made by the Committee under the Plan need not be uniform as to similarly situated individuals.
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     2. Grants
        ------

        Awards under the Plan may consist of grants of (i) incentive stock options as described in Section 5 ("Incentive Stock Options"), (ii) nonqualified options as described in Section 5 ("Nonqualified Options") (Incentive Stock Options and Nonqualified Options are collectively referred to as "Options"),
(iii) stock appreciation rights as described in Section 7 ("SARs"), (iv) restricted shares as described in Section 8 ("Restricted Shares"), (v) performance shares as described in Section 9 ("Performance Shares"), (vi) dividend equivalent rights as described in Section 10 ("Dividend Equivalent Rights") and (vii) cash awards as described in Section 11 ("Cash Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grant recipients (the "Grantees").

     3. Shares Subject to the Plan
        --------------------------

       (a) Shares Authorized. For purposes of the Plan, a Share means one share
           -----------------
of common stock of the Company, par value $.001. Subject to adjustments as provided in Section 3(b) below, the aggregate number of Shares of the Company that may be issued or transferred under the Plan is 10,470,000 Shares. The maximum aggregate number of Shares that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 3,000,000 Shares. The Shares may be authorized but unissued Shares or reacquired Shares, including Shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Restricted Shares or Performance Shares or Dividend Equivalent Rights are forfeited, the Shares subject to such Grants shall again be available for purposes of the Plan.

       (b) Adjustments. If there is any change in the number or kind of Shares
           -----------
outstanding (i) by reason of a dividend, spin-off, recapitalization, split or combination or exchange of Shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, (iv) by reason of any other extraordinary or unusual event affecting the outstanding Shares of the Company as a class without the Company's receipt of consideration, or (v) by reason of the Company's being a Reporting Company, or if the value of outstanding Shares is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of Shares available for Grants, the maximum number of Shares that any individual participating in the Plan may be granted in any year, the number of Shares covered by outstanding Grants, the kind of Shares issued under the Plan, and the price per Share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Any

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adjustments determined by the Committee shall be final, binding and conclusive.
Any Shares, other securities or other property distributed to a Grantee, or which a Grantee is entitled to receive, in respect of Restricted Shares, which are then subject to restrictions imposed by Section 8, by reason of any the events described in clauses (i), (ii), (iii), (iv) or (v) above shall be subject to the restrictions and requirements imposed on such Restricted Shares, including depositing the certificates therefor with the Company and bearing a legend as provided in Section 8(d), unless determined otherwise by the Committee.

     4.      Eligibility for Participation
             -----------------------------

             (a) Eligible Persons. All employees of the Company, its parents
                 ----------------
and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its parents or its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

             (b) Selection of Grantees. The Committee shall select the
                 ---------------------
Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of Shares subject to a particular Grant in such manner as the Committee determines.

     5.      Options
             -------

             (a) Number of Shares. Subject to Section 6, the Committee shall
                 ----------------
determine the number of Shares that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors. Subject to adjustment as provided in Section 3(b), the maximum aggregate number of Shares that may be subject to Incentive Stock Options shall be 3,000,000.

             (b) Type of Option and Price.
                 ------------------------

                 (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Nonqualified Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                 (ii) The purchase price (the "Exercise Price") of Shares subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a Share on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a Share on the date the Incentive Stock Option is granted and
(y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company or any parent or subsidiary of the Company, unless the

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Exercise Price per Share is not less than 110% of the Fair Market Value of a
Share on the date of grant.


                 (iii) If the Shares are publicly traded, then the Fair Market Value per Share shall be determined as follows: (x) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the preceding date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of a Share on the preceding date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Shares are not publicly traded or, if publicly traded, are not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per Share shall be as determined in good faith by the Committee; provided that, if the Shares are publicly traded, the Committee may make such discretionary determinations where the shares have not been traded for 10 trading days.

          (c)    Option Term. The Committee shall determine the term of each
                 -----------
Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

          (d)    Vesting and Exercisability of Options.
                 -------------------------------------

                 (i) Vesting. Options shall vest in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting of any or all outstanding Options at any time for any reason.

                 (ii) Exercisability. Notwithstanding the foregoing, the Option
                      --------------
may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Non-Employee Director or Key Advisor to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of (x) the original purchase price or (y) the Fair Market Value of the Shares on the date of such repurchase, or to any other restriction the Committee determines to be appropriate.

          (e)    Termination of Employment, Disability or Death.
                 ----------------------------------------------

                 (i) Except as provided below and subject to the provisions of the Grant Instrument, an Option may only be exercised while the Grantee is an Employee, Key Advisor or member of the Board. In the event that a Grantee has a Termination of Service (as defined below) for any reason other than Disability (as defined below), death or Cause (as defined

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below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date of such termination (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee has such a Termination of Service shall terminate as of such date.

               (ii) In the event the Grantee has a Termination of Service on account of a termination for Cause by the Company, unless otherwise determined by the Committee (x) any Option held by the Grantee shall terminate as of the date of such Termination of Service and (y) the Grantee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such Shares.

               (iii) In the event the Grantee has a Termination of Service on account of Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such Termination of Service (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee's Options which are not otherwise exercisable as of the date of such Termination of Service shall terminate as of such date.

               (iv) If the Grantee dies while an Employee, Key Advisor or member of the Board or within 90 days after the date on which the Grantee has a Termination of Service specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such death or Termination of Service (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee's Options that are not otherwise exercisable as of the date shall terminate as of such date.

               (v)   For purposes of the Plan:

                     (A) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that (1) the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company or its parent and subsidiary corporations, (2) has been engaged in disloyalty to the Company or its parent and subsidiary corporations, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, (3) has disclosed trade secrets or confidential information of the Company or its parents and subsidiary corporations to persons not entitled to receive such information or (4) has entered into competition with the Company or its parent or Subsidiary Corporations. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining "Cause," then such definition shall supersede the foregoing definition.

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                     (B) "Disability" shall mean a Grantee's becoming disabled
     within the meaning of Section 22(e)(3) of the Code.

                     (C) "Termination of Service" shall mean a Grantee's termination of employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of the Plan, cessation of service as an Employee, Key Advisor and member of the Board shall not be treated as a Termination of Service if the Grantee continues without interruption to serve thereafter in another one (or more) of such other capacities) unless the Committee determines other wise.

     (f) Exercise of Options. A Grantee may exercise an Option that has
         -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) by delivering Shares owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes and to avoid adverse accounting consequences to the Company (including Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Committee may approve, including, after the Company becomes a Reporting Company, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; provided, that, for purposes of assisting a Grantee to exercise an Option, the Company may make loans to the Grantee or guarantee loans made by third parties to the Grantee, on such terms and conditions as the Committee may authorize. The Grantee shall pay the Exercise Price at the time of exercise and shall satisfy the withholding tax requirements of Section 13.

     (g) Limits on Incentive Stock Options. Each Incentive Stock Option
         ---------------------------------
shall provide that, if the aggregate Fair Market Value of the Shares on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan and any other equity compensation plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Option. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a parent or subsidiary of the Company (within the meaning of Section 424(f) of the Code).

     6.  Automatic Option Grants to Non-Employee Directors
         -------------------------------------------------

         Non-Employee Directors shall be eligible to receive Options under this
Section 6; provided, however, that the following Non-Employee Directors shall not be eligible to receive Options under this Section 6: (i) Non-Employee Directors who at any time during their membership on the Board are employees of Safeguard Scientifics, Inc. or any of its subsidiaries or affiliates, (ii) Non-Employee Directors who at any time during their membership on the Board are employees of TL Ventures, Inc. or any of its subsidiaries or affiliates or (iii) Non-Employee Directors who receive an Option award under Section 5.

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          (a) Initial Grants. On the date that an eligible Non-Employee Director
              --------------
is first elected to the Board, such Non-Employee Director shall receive a Nonqualified Option under the Plan to purchase 47,000 Shares (an "Initial Grant"); provided, however, that any Director who was a member of the Board of Managers of Internet Capital Group, L.L.C. and who became a member of the Board immediately following the execution of the Agreement of Merger dated February 2, 1999 shall not be entitled to receive an Initial Grant. The Initial Grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to Section 3 and shall not be subject to the discretion of any person or persons.

          (b) Service Grants. Every two (2) years on the anniversary of the date
              --------------
that an eligible Non-Employee Director was initially elected to the Board (or, if applicable, the Board of Managers of Internet Capital Group, L.L.C.), such Non-Employee Director shall be granted a Nonqualified Option for an additional 20,000 Shares (a "Service Grant").

          (c) Conversion Grants. In its sole discretion, the Board may grant a
              -----------------
Nonqualified Option to any eligible Non-Employee Director who was a member of the Board of Managers of Internet Capital Group, L.L.C. and who became a member of the Board immediately following the execution of the Agreement of Merger dated February 2, 1999 to compensate such Non-Employee Director for the cancellation of outstanding options held by such Non-Employee Director immediately prior to the execution of such Agreement of Merger; provided, however, that such grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to Section 3 (a "Conversion Grant").

          (d) Aggregate Limitation on Grants. Notwithstanding any provision of
              -------------------------------
this Plan to the contrary, the maximum number of Shares subject to Initial Grants, Service Grants and Conversion Grants which may be awarded to any Non-Employee Director under the Plan shall not exceed 107,000 Shares.

          (e) Terms of Initial Grants, Service Grants and Conversion Grants.
              -------------------------------------------------------------
Unless otherwise determined by the Committee as reflected in the applicable Grant Instrument, each Option granted pursuant to this Section 6 shall be subject to the following terms:

              (i) Each such Option shall have a term of eight years from the date of the applicable Option is granted.

              (ii) Each Initial Grant shall vest in four equal installments of a whole number of Shares on the first, second, third and fourth anniversaries of the date of grant of such Option. Each Service Grant shall vest in two equal installments of a whole number of Shares on the first and second anniversaries of the date of grant of such Option. Each Conversion Grant shall vest as set forth in the applicable Grant Instrument.

     7.   Stock Appreciation Rights
          -------------------------

          (a) General Requirements. The Committee may grant SARs to an Employee,
              --------------------
Non-Employee Director or Key Advisor separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is

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granted or at any time thereafter while the Option remains outstanding;
provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per Share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a Share as of the date of grant of the SAR.

          (b) Tandem SARs. In the case of tandem SARs, the number of SARs
              -----------
granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Shares that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

          (c) Exercisability. An SAR shall be exercisable during the period
              --------------
specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is as an Employee, Key Advisor or member of the Board or during the applicable period after Termination of Service as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable. No SAR may be exercised for cash by an executive officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

          (d) Value of SARs. When a Grantee exercises an SAR, the Grantee shall
              -------------
receive in settlement of such SAR an amount, payable in cash, Shares or a combination thereof equal to the amount by which the Fair Market Value of a Share on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 7(a).

          (e) Form of Payment. The Committee shall determine whether the
              ---------------
appreciation in an SAR shall be paid in the form of cash, Shares, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR. If Shares are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional Share.

     8.   Restricted Shares
          -----------------

          The Committee may issue or transfer Shares to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Shares, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Shares:

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          (a) General Requirements. Shares issued or transferred pursuant to
              --------------------
Restricted Share Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on Restricted Shares shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Shares will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

          (b) Number of Shares. The Committee shall determine the number of
              ----------------
Restricted Shares to be issued or transferred and the restrictions applicable to such Grant.

          (c) Requirement of Employment. If the Grantee has a Termination of
              -------------------------
Service during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Share Grant shall terminate as to all Shares covered by the Grant as to which the restrictions have not lapsed, and those Shares must be immediately returned to the Company, and the Company shall refund to the Grantee the lesser of (x) the consideration, if any, paid by the Grantee for such Shares and (y) the Fair Market Value of the Shares as of the date of such Termination of Service. The Committee may, however, provide for complete or partial exceptions to these requirements as it deems appropriate.

          (d) Restrictions on Transfer and Legend on Certificate. During the
              --------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Shares except as permitted under Section 14. Each certificate for Restricted Shares shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the certificate covering the Restricted Shares subject to restrictions when all restrictions on such Shares have lapsed. The Committee may determine that the Company will not issue certificates for Restricted Shares until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Restricted Shares until all restrictions on such Shares have lapsed.

          (e) Right to Vote and to Receive Dividends. Unless the Committee
              --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote Restricted Shares and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee.

          (f) Lapse of Restrictions. All restrictions imposed on Restricted
              ---------------------
Shares shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Share Grants, that the restrictions shall lapse without regard to any Restriction Period.

     9.   Performance Shares
          ------------------

          (a) General Requirements. The Committee may grant Performance Shares
              --------------------
("Performance Shares") to an Employee or Key Advisor. Each Performance Share shall represent the right of the Grantee to receive an amount based on the value of the Performance Share, if performance goals established by the Committee are met. The value of a Performance Share shall be based on the Fair Market Value of a Share as of the date of payment in respect of such

Performance Share is to be made or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Shares to be granted and the requirements applicable to such Shares.

          (b) Performance Period and Performance Goals. When Performance Shares
              ----------------------------------------
are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Shares ("Performance Goals"), if any, and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating shares, the performance of Shares, individual performance, or such other criteria as the Committee deems appropriate.

          (c) Payment with respect to Performance Shares. At the end of each
              ------------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Shares have been met and the amount, if any, to be paid with respect to the Performance Shares. Payments with respect to Performance Shares shall be made in cash, in Shares, or in a combination of the two, as determined by the Committee. Any fractional Performance Share shall be paid in cash. Unless otherwise determined by the Committee, any Performance Shares with respect to which the Committee determines that the applicable Performance Goals or other conditions have not been met within the Performance Period shall be forfeited.

          (d) Requirement of Employment. If the Grantee has a Termination of
              -------------------------
Service during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Shares shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

          (e) Restrictions on Transfer. Rights to payments with respect to
              ------------------------
Performance Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to benefits payable hereunder, shall be void.

          (f) Limited Rights. Performance Shares are solely a device for the
              --------------
measurement and determination of the amounts to be paid to a Grantee under the Plan. Each Grantee's right in the Performance Shares is limited to the right to receive payment, if any, as may herein be provided. The Performance Shares do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Grantee of Performance Shares to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. Nothing contained in the Plan shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section

10, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Performance Share.

     10.  Dividend Equivalent Rights
          --------------------------

          (a)  General Requirements. The Committee may grant Dividend Equivalent
               --------------------
Rights to Employees Non-Employee Directors and Key Advisors. Each Dividend Equivalent Right shall represent the right to receive, either credits for or payments of, amounts based on the dividends declared on Shares, to be credited or paid as of the dividend payment dates, during the term of the Dividend Equivalent Right as determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised.

          (b)  Certain Terms. Unless otherwise determined by the Committee, a
               -------------
Dividend Equivalent Right is exercisable or payable only while the Grantee is an Employee, member of the Board or Key Advisor. Payment of the amount determined in accordance with Section 10(a) shall be in cash, in Shares or a combination of the two, as determined by the Committee. The Committee may impose such other terms conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Grant Instrument.

          (c)  Dividend Equivalent Right with Other Grants. The Committee may
               -------------------------------------------
establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Grants. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to an Option or with respect to a Performance Share, which right would consist of the right to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

          (d)  Deferral. The Committee may establish a program under which the
               --------
payments with respect to Dividend Equivalent Rights may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

     11.  Cash Awards
          -----------

          (a)  General Requirements. The Committee may grant Cash Awards to
               --------------------
Employees, Non-Employee Directors and Key Advisors. The cash payment due upon settlement of a Cash Award shall be based on the attainment of performance goals and shall be subject to such other conditions, restrictions and contingencies as the Committee shall determine as reflected by the terms of the Grant
Instrument.

     12.  Qualified Performance-Based Compensation
          ----------------------------------------

          (a)  Designation as Qualified Performance-Based Compensation. The
               -------------------------------------------------------
Committee may determine that Restricted Shares, Performance Shares and Cash Awards granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 12 shall apply to Grants of Restricted Shares Performance Shares and Cash Awards that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code.

          (b)  Performance Goals. When Restricted Shares, Performance Shares or
               -----------------
Cash Awards that are intended to be "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Shares to lapse or amounts to be paid under the Performance Shares or Cash Awards as applicable, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, Disability, other Termination of Service or Reorganization, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code and the Treasury regulations thereunder. The performance goals may relate to the Employee's individual performance or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Share price, earnings per Share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, share volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

          (c)  Establishment of Goals. The Committee shall establish the
               ----------------------
performance goals in accordance with Section 12(b) in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals had been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

          (d)  Maximum Payment. If Restricted Shares, or Performance Shares
               ---------------
measured with respect to the Fair Market Value of Shares, are granted pursuant to this Section 12, not more than 25,000 Shares may be granted to an Employee under such Restricted Shares or Performance Shares for any Performance Period. If Cash Awards, or Performance Shares measured with respect to criteria other than the Fair Market Value of Shares, are granted pursuant to this Section 12, the maximum amount that may be paid to an Employee under such

Cash Awards or Performance Shares with respect to a Performance Period is $2,000,000.

          (e)  Performance Certification. The Committee shall certify and
               -------------------------
announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Shares, Performance Shares, or Cash Awards made pursuant to this Section 12 for the Performance Period shall be forfeited.

     13.  Withholding of Taxes
          --------------------

          (a)  Required Withholding. The Company shall be entitled to withhold
               --------------------
from any payments or deemed payments any amount of tax withholding (including all federal, state and local taxes) determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Grantee to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option or SAR, (ii) the lapsing of any restrictions applicable to any Restricted Shares, (iii) the receipt of a payment in respect of Performance Shares, Dividend Equivalent Rights or Cash Awards or (iv) any other applicable income recognition event (for example, an election under Section 83(b) of the Code). Notwithstanding anything contained in the Plan to the contrary, the Grantee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Grantee and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable options, SARs, Restricted Shares, Performance Shares or Dividend Equivalent Rights shall be forfeited upon the failure of the Grantee to satisfy such requirements with respect to, as applicable, (i) the exercise of the option or SAR, (ii) the lapsing of restrictions on the Restricted Share (or other income recognition event) or
(iii) payments in respect of any Performance Share or Dividend Equivalent Right.

          (b)  Election to Withhold Shares. If the Committee so permits, a
               ---------------------------
Grantee may make a written election to satisfy the Company's income tax withholding obligation with respect to an Option, an SAR, Restricted Shares, Performance Shares or Dividend Equivalent Rights paid in Shares by having Shares withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares (not subject to restrictions hereunder). In the event that the Committee permits and Grantee makes such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Incentive Stock Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such restrictions as it deems necessary or appropriate. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     14.  Transferability of Grants
          -------------------------

          (a)  In General. Except as provided in Section 14(b), only the Grantee
               ----------
may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights in accordance with the terms of the Plan. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

          (b)  Transfer of Nonqualified Options. Notwithstanding the foregoing,
               --------------------------------
the Committee may provide in a Grant Instrument that a Grantee may transfer Nonqualified Options to family members or other persons or entities according to such terms as the Committee may determine where the Committee determines that such transferability does not result in accelerated federal income taxation; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     15.  Right of First Refusal
          ----------------------

          Prior to a Public Offering, as defined in Section 25(c), if at any time an individual desires to sell, encumber, or otherwise dispose of Shares distributed to him under this Plan, the individual shall first offer the Shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Shares; (b) the certificate number and number of Shares proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 30 days after receipt of such notice, the Company shall have the option to purchase all or part of such Shares at the same price and on the same terms as contained in such notice.

          In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Shares, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

          The Board, in its sole discretion, may waive the Company's right of first refusal pursuant to this Section 15 and the Company's repurchase right pursuant to Section 16 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass through such right to the remaining shareholders of the Company in the same proportion that each shareholder's Share ownership bears to the Share ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

          On and after a Public Offering, the Company shall have no further right to purchase Shares under this Section 15 or Section 16 below, and its limitations shall be null and void.

          Notwithstanding the foregoing, the shareholders agreement described in
Section 19(a) may provide that the provisions of this Sections 15 and Section 16 shall not apply to any Share distributed pursuant to the Plan.

     16.  Purchase by the Company
          -----------------------

          Unless otherwise determined by the Board or Committee at or after grant, in the event of the Grantee's Termination of Service, the Company shall have the right to repurchase all Shares issued or to be issued to the Grantee under this Plan at Fair Market Value as of the date of such Termination of Service but not less than the amount paid by the Grantee for such shares. In the event that the Board or Committee determines in good faith that the Grantee has materially breached any non-compete or confidentiality agreement with the Company after termination of his or her status as an Employee, Key Advisor or member of the Board, the price at which the Company shall have the right to repurchase such Shares shall be equal to the Exercise Price or purchase price paid by the Grantee. Any repurchase shall be made in accordance with accounting rules to avoid adverse accounting treatment.

          The Company's right to repurchase shall be exercisable at any time within one year after the date of Grantee's Termination of Service by the delivery of written notice to such effect by the Company to the Grantee, his executor, administrator or beneficiaries. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the shares being sold, together with appropriate duly signed stock powers transferring such shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the shares being sold.

     17.  Reorganization of the Company
          -----------------------------

          (a)  Reorganization. As used herein, a "Reorganization" shall be
               --------------
deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, Shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

          (b)  Assumption of Grants. Upon a Reorganization where the Company is
               --------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

          (c)  Other Alternatives.  Notwithstanding the foregoing, in the event
               ------------------
of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after accelerating all vesting and giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify .

          (d)  Limitations.  Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Section 17(b)) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

     18.  Change of Control of the Company
          --------------------------------

          (a)  Definition. As used herein, a "Change of Control" shall be deemed
               -----------
to have occurred if:

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Safeguard Scientifics, Inc. or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

               (ii) Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding Shares of the Company.

          (b)  Notice and Acceleration. Upon a Change of Control, to the extent
               ------------------------
the Committee in its sole discretion determines, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control,
(ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Shares shall immediately lapse, and (iv) Grantees holding Performance Shares shall receive a payment in settlement of such Performance Shares, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

          (c)  Other Alternatives. Notwithstanding the foregoing, subject to
               ------------------
Section (d) 18 below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

          (d)  Committee.   The Committee making the determinations under this
               ---------
Section 18 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of
Section 18(b) above shall apply in the case of such a Change of Control, and the Committee shall not have discretion to vary them.

          (e)  Limitations. Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Section 18(c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     19.  Requirements for Issuance or Transfer of Shares
          -----------------------------------------------

          (a)  Shareholder's Agreement. The Committee may require that a Grantee
               -----------------------
execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Shares distributed pursuant to the Plan.

          (b)  Limitations on Issuance or Transfer of Shares. No Shares shall be
               ---------------------------------------------
issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan will be subject to such stop-transfer orders, registration and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     20.  Amendment and Termination of the Plan
          -------------------------------------

          (a)  Amendment.  The Board may amend or terminate the Plan at any
               ---------
time; provided that the Board may not make any amendment to the Plan that would, if such amendment were not approved by the shareholders of the company, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the shareholders is obtained.

          (b)  Termination of Plan. The Plan shall terminate on the day
               -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

          (c)  Termination and Amendment of Outstanding Grants. A termination or
               -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the amendment is required in order to comply with applicable law. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan .

          (d)  Governing Document.  The Plan shall be the controlling document.
               ------------------
No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     21.  Funding of the Plan
          -------------------

          The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     22.  Rights of Participants
          ----------------------

          Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     23.  No Fractional Shares
          --------------------

          No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     24.  Headings
          --------

          Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     25.  Effective Date of the Amended and Restated Plan; Definition of Certain
          ----------------------------------------------------------------------
Terms
-----
          (a)  Effective Date. The Plan, as amended and restated, shall be
               --------------
effective on May 1, 1999.

          (b)  Reporting Company. The provisions of the Plan that refer to the
               -----------------
Company becoming a Reporting Company, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Shares under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such Shares are so registered.

          (c)  Public Offering. All references in the Plan to a Public Offering
               ---------------
shall refer to the consummation of the first registered public offering of Shares of the Company in a firm commitment underwriting.

     26.  Miscellaneous

          (a)  Grants in Connection with Corporate Transactions and Otherwise.
               --------------------------------------------------------------
Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan; provided, that the total number of Shares issuable upon exercise of all outstanding options shall not exceed 30% of the then outstanding Shares of the Company unless approved by a two-thirds vote of the shareholders. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted share grant made to such employee by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

          (b)  Compliance with Law. The Plan, the exercise of Options and SARs
               -------------------
and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section 26(b).

     (c)  Governing Law.  The validity, construction, interpretation and effect
          -------------
of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.


                         *    *    *    *    *    *



Date:  May 1, 1999                  INTERNET CAPITAL GROUP, INC.


                                    By:  /s/ Walter W. Buckley, III
                                         __________________________
                                         Walter W. Buckley, III
                                         President and Chief Executive Officer



Attest:

By:  /s/ Donna M. Lightner
     _____________________